Exhibit 18(c)

                         POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust ("Housing Trust") hereby constitutes and appoints Michael M. Arnold and Helen R. Kanovsky and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his behalf, individually and in his capacity as a Trustee of the Housing Trust, all amendments to the Registration Statement on Securities and Exchange Commission Form N-1, Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                                   /s/ John J. Flynn
                                   --------------------------
                                       (signature)

                             Name:      John J. Flynn
                                   --------------------------
                                    (please type or print)
Date: May 30, 2000

                         POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust ("Housing Trust") hereby constitutes and appoints Michael M. Arnold and Helen R. Kanovsky and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his behalf, individually and in his capacity as a Trustee of the Housing Trust, all amendments to the Registration Statement on Securities and Exchange Commission Form N-1, Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                                   /s/ Terence M. O'Sullivan
                                   --------------------------
                                   (signature)

                            Name:      Terence M. O'Sullivan
                                   --------------------------
                                   (please type or print)

Date: May 30, 2000

                         POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust ("Housing Trust") hereby constitutes and appoints Michael M. Arnold and Helen R. Kanovsky and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his behalf, individually and in his capacity as a Trustee of the Housing Trust, all amendments to the Registration Statement on Securities and Exchange Commission Form N-1, Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                                   /s/ Edward C. Sullivan
                                    ---------------------
                        (signature)

                             Name:     Edward C. Sullivan
                                   --------------------------
                                   (please type or print)

Date: May 30, 2000